Exhibit 10.26

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

STRATEGIC OEM AGREEMENT

This Strategic OEM Agreement (“Agreement”) is between Akeena Solar, Inc., a Delaware corporation, (“Akeena Solar”) and its wholly-owned subsidiary Andalay Solar, Inc., a California corporation (“Andalay”), each having a principal place of business at 16005 Los Gatos Blvd., Los Gatos, CA 95032 (Akeena Solar and Andalay collectively “Akeena”) and Enphase Energy, a Delaware corporation, with its principal place of business at 2011 1st Street, Suite 300, Petaluma, CA 94952 (“Enphase”, and, together with Akeena, the “Parties”, each individually a “Party“).  This Agreement is effective from January 31, 2009 (“Effective Date”).

PURPOSE

WHEREAS, Enphase has proprietary micro-inverter technology and related products and components;

WHEREAS, Akeena desires Enphase to supply and manufacture Enphase’s micro-inverters and related components (the “Enphase Products”) for integration into Akeena’s proprietary Andalay solar panels;

WHEREAS, Akeena will take the lead in designing and developing a [***] to enable Enphase’s micro-inverters to be combined with Akeena’s proprietary solar modules;

WHEREAS, Akeena will sell the Andalay solar panels which integrate Enphase Product(s) (“Combined Products”) to end users;

WHEREAS, each Party desires to adapt its product to become compatible with the other’s technology while retaining all IP ownership rights and derivatives thereof in its own technology and products;

WHEREAS, Akeena and Enphase have discussed the pricing and other terms and conditions related to Akeena’s purchase of Enphase Products, as well as the Parties’ combined efforts to develop the Combined Product for commercialization by Akeena; and

WHEREAS, the Parties intend that this Agreement will govern their relationship and all Purchase Orders by Akeena for Enphase Products, as further described herein.

NOW, THEREFORE, the Parties hereby agree as follows:

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

AGREEMENT

SECTION 1.0  – Definition

Capitalized terms are defined in Attachment 1.

SECTION 2.0  – Cooperative Efforts

2.1 During the term of this Agreement, both Parties agree to:

(a) Work collaboratively in communicating with standards organizations (UL, NEC) and local permitting jurisdictions to explain the safety and reliability benefits of AC solar modules with integrated racking, wiring and grounding; and

(b) Work independently and collaboratively to [***], as needed, their [***] to become compatible for an optimum Combined Product.

2.2 The cooperative efforts of each of the Parties described in this Section 2 are a material element of this Agreement.

SECTION 3.0  - Purchase and Supply

3.1 Enphase agrees to supply, and Akeena agrees to purchase (or to have Authorized Purchasers purchase) the Enphase Products described in Attachment 2 in the manner described in Attachment 2.  All Purchase Orders, whether placed by Akeena or other Authorized Purchasers, will be subject to the terms and conditions of this Agreement, including the terms set forth in Attachments 2-6.

3.2 Except as otherwise expressly set forth herein, nothing in this Agreement, in any Akeena forecast, or in any prior discussions or agreements between the Parties will give rise to an obligation to place any Purchase Orders.

SECTION 4.0  – Exclusivity

4.1 During the term of this Agreement, Enphase will not enter into an OEM, Supply & Purchase, or other type of written agreement with any customer or OEM for purchase of any Enphase Product, if such customer or OEM (a) makes or sells a product and Akeena has obtained an injunction from a judicial authority under Akeena’ patent rights which prohibits such customer or OEM from making, using or selling such product, and (b) to the knowledge of Enphase, intends to use an Enphase Product in combination with such enjoined product.  For the avoidance of doubt, Enphase may sell Enphase Products to such customer or OEM for use with products other than such enjoined product.

4.2 Each Party understands and agrees that a material breach of this Section 4 that remains uncured for more than thirty (30) days shall entitle Akeena to seek equitable relief, including injunction and specific performance, as a remedy for any such uncured material breach.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 5.0  – Pricing; Shipment Terms

5.1 Pricing for all Purchase Orders for Enphase Products ordered by Akeena or other Authorized Purchasers under this Agreement will be as set forth in Attachment 2, and shall [***] of (a) all costs and charges to package and prepare the Enphase Products for shipment, and (b) value added or other taxes or assessments imposed by any governmental authority upon or applicable to any sale of Enphase Products by Enphase to Akeena or other Authorized Purchasers under this Agreement, except for taxes based upon the income of Akeena.  For Enphase Products manufactured in the U.S. and shipped to a destination in the U.S., shipment terms are Ex works (EXW Incoterms 2000) Enphase’s California production facility.  For Enphase Products manufactured in China or shipped from Enphase’s facility in China to a destination in China, shipment terms are EXW Enphase’s Chinese manufacturing facility.

5.2 If Akeena requests that Enphase Products are shipped to Akeena’s manufacturing facility in China, and Enphase Products are shipped from Enphase’s facility in the U.S. to Akeena’s manufacturing facility in China, any [***] for such Purchase Orders placed by Akeena will be [***] Enphase.  Risk of loss and title will pass from Enphase to Akeena when such Enphase Products are delivered to the carrier at Enphase’s U.S. facility.  The delivery terms will remain EXW Enphase’s facility in the U.S.; Enphase will determine the shipping method in such event.  The determination of origin of shipment by Enphase (whether from Enphase’s facility in the U.S. or from Enphase’s facility in China) is within the sole discretion of Enphase.  In the event that Enphase intends to change the origin of shipment for a given Purchase Order from Enphase’s China facility to Enphase’s U.S. facility, Enphase shall provide at least thirty (30) days written notice prior to shipment to Akeena of such change, and in such event if Akeena wishes to change the shipment destination from China to the U.S., Akeena may do so by written notice to Enphase within five (5) days after Akeena’s receipt of such notice from Enphase.

5.3 [***] Products listed in Attachment 2 may be made (whether on [***] or otherwise) without the [***] in writing.

5.4 Enphase will give Akeena the benefit of any [***] offered to other [***], if [***] is offered before the specified [***] or the [***], whichever is [***].  The price Enphase quotes to Akeena for the Enphase Products will [***] the [***] to any [***].

5.5 Akeena shall be entitled to any [***] for [***] of [***] customarily granted by Enphase to any other customer or OEM of Enphase for the [***] in [***] under [***], whether or not shown on its own terms of sale or provided for in this Agreement.

5.6 In connection with the Parties’ cooperative efforts described in Section 2.1, the Parties will collaborate to support [***] of a [***] that will [***] current [***], so as to allow the [***] to [***] to the [***].  At Akeena’s sole expense, Akeena will be responsible for and will lead the [***] work.  Such design work may be conducted in conjunction with [***].  Such [***] and intellectual property related thereto shall be solely owned by Akeena, even to the extent that Enphase provides collaborative input into the design of such [***].  As a general principle, the Parties agree that if the resulting [***] costs more to produce and procure than Enphase’s then-[***] cable costs to produce and procure, then Akeena will pay a pro rata increased amount for Enphase Products with the modified [***]; however, if the cost to produce and procure the modified [***] is lower than Enphase’s cost to produce and procure its then-current [***], then Akeena will receive a commensurate price reduction (provided that use of the lower cost [***] does not result in increased costs to produce and procure the Enphase Products).  For the sake of clarity, Akeena will [***] of any [***] developed pursuant to this Section 5.5, and will indemnify Enphase for any [***] resulting from design [***] in connection with such [***].

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 6.0  - Supply and Purchase Obligation

Enphase will use its commercially reasonable efforts to accept and fulfill all Purchase Orders for the Enphase Products which are placed in accordance with this Agreement until the earlier of (1) the expiration or termination of this Agreement or (2) with respect to a specific Enphase Product, until the Enphase Product is discontinued as set forth in Attachment 4.  Enphase will acknowledge all Purchase Orders and confirm the Delivery Date within seven (7) business days after they are placed in accordance with this Agreement.  Enphase will ship all Enphase Products in accordance with each Purchase Order on or before the Delivery Date.  If a shipment of Enphase Products will be delayed by more than one day, Enphase will promptly notify Akeena.  Akeena is obligated to place Purchase Orders for and take delivery of at least [***] per calendar [***] in each of the [***] of this Agreement (i.e., a total [***] during the [***]).

SECTION 7.0  – Energy Management and Monitoring Services

For certain Enphase Products, Enphase offers energy management and remote monitoring services to the End Use Customer.  Enphase will include a fixed 90 day trial period of its then-current energy management and remote monitoring service (currently, “Enlighten”) at no additional charge to Akeena, and may offer an additional period or periods of such services (“Additional Energy Management and Monitoring Services”) to Akeena’s End Use Customers.  In the event that Enphase determines, in its sole discretion, to permit Akeena to purchase Additional Energy Management and Monitoring Services for sale to Akeena’s End Use Customers, such sales will be subject to this Agreement; and Akeena shall submit each such Additional Energy Management and Monitoring Service order to Enphase as a Purchase Order.  Whether or not Enphase determines to permit Akeena to purchase and offer to sell to End Use Customers Additional Energy Management and Monitoring Services pursuant to this Section 7, the Parties agree that Enphase may seek orders for Additional Energy Management and Monitoring Services directly from Akeena’s End Use Customers.  Enphase will make available to Akeena its standard channel partner discount for the resale of Enlighten subscriptions (currently [***] off of [***]).

SECTION 8.0 - Cancellations and Flexibility

Akeena and other Authorized Purchasers may only cancel or revise Purchase Orders as set forth in Attachment 4.

SECTION 9.0  – Payment Terms

The terms of the payment obligations under this Agreement are set forth in Attachment 5.

SECTION 10.0  - Independent Efforts and Similar Products

Nothing in this Agreement will impair Akeena’s right to develop, manufacture, purchase or use products or services competitive with those offered by Enphase, and except as otherwise stated in Section 4, nothing in this Agreement will impair Enphase’s right to develop, manufacture, commercialize or otherwise exploit Enphase Products or similar products of Enphase or any third party.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 11.0  - Confidentiality

The terms, conditions and existence of the Agreement and related negotiations and activities will be considered confidential information of each Party governed by the terms of the mutual confidentiality agreement between them dated September 3, 2008.

SECTION 12.0  - Term and Termination

  12.1 This Agreement and the obligations of the Parties will continue in effect until expiration or termination of this Agreement, as set forth in this Section 12.

  12.2 A Party may terminate this Agreement by providing the other Party written notice on or after December 31, 2009 that it intends to terminate one year after the date of delivery of such written notice.  Enphase will accept and fulfill all Purchase Orders placed by Akeena and other Authorized Purchasers during the one-year notice period, provided that Akeena is not in default under this Agreement.  This Agreement may only be terminated before December 31, 2010 upon a showing of “cause”].  A Party will have “cause” to terminate this Agreement only if it shows:  1) the other Party is or becomes insolvent or unable to pay its debts as they mature in the ordinary course of business;  2) the other Party made an assignment for the benefit of creditors or a receiver is appointed to take charge of all or any part of the Party’s assets or business;  3) the other Party becomes the subject of a bankruptcy or reorganization proceeding, whether voluntary or involuntary and such proceeding is not dismissed or stayed within sixty (60) days; or 4) the other Party breached any covenants, agreements, representations or warranty contained herein in any material respect or defaults or fails to perform any of its obligations or agreements hereunder in any material respect, which violation, default or failure is not cured within thirty (30) days after the breaching Party’s receipt of written notice of such breach provided by the non-breaching Party; provided, however, that if such breach is not reasonably capable of cure within thirty (30) days, but such breach is reasonably capable of cure within sixty (60) days, after the breaching Party’s receipt of notice of such breach, then the breaching Party shall be afforded sixty (60) days to cure said breach if the breaching Party commences to remedy the breach within thirty (30) days after the breaching Party’s receipt of written notice thereof and thereafter diligently pursues such remedy until such breach is fully cured.

  12.3 Upon the expiration or termination of this Agreement:

(a)           Neither Party shall be relieved of any obligation incurred or accrued prior to the date of expiration or termination, or of any obligation which by its terms is to take effect upon termination or survive termination; provided, however, that (i) if this Agreement is terminated by Akeena for cause pursuant to Section 12.2, Akeena may, in its sole discretion on written notice to Enphase issued contemporaneously with the written termination notice, elect to terminate any Purchase Orders then in effect for Enphase Products that have not been delivered as of the date of such termination notice, and Akeena shall be relieved of its minimum purchase obligation set forth in this Agreement, and (ii) if this Agreement is terminated by Enphase for cause pursuant ot Section 12.2, Akeena’s minimum purchase obligation set forth in Section 6 shall be accelerated to the date of delivery of Enphase’s notice of termination, and Akeena’s minimum purchase obligation shall be deemed to have accrued as of such date.

(b)           Enphase will immediately cease the use of all of the Akeena’s Intellectual Property Rights related to the [***].

(c)           Other than as necessary for a party to exercise its rights under this section, each party will return or destroy all copies of the Confidential Information within thirty (30) days after the effective date of the termination and certify in writing that such party has complied with its obligations hereunder.

(d)           NEITHER ENPHASE NOR AKEENA SHALL BE LIABLE TO THE OTHER BECAUSE OF SUCH EXPIRATION OR TERMINATION, FOR COMPENSATION, REIMBURSEMENT OR DAMAGES FOR THE LOSS OF PROSPECTIVE PROFITS, ANTICIPATED SALES OR GOODWILL, ON ACCOUNT OF ANY EXPENDITURES, INVESTMENTS OR COMMITMENTS MADE BY EITHER, OR FOR ANY OTHER REASON WHATSOEVER BASED UPON THE RESULT OF SUCH EXPIRATION OR TERMINATION.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 13.0 - Disputes

If there is a dispute between the Parties arising under this Agreement, the Parties agree to escalate the matter for discussion and resolution by designated members of their senior management teams.  If these designated members are unable to resolve the matter within a reasonable period of time, not to exceed sixty (60) days, then the Parties will seek to resolve the dispute through a full day, non-binding mediation conducted in Santa Clara County or San Francisco County or Sonoma, California.  If the Parties are unable to resolve the dispute during such mediation, then either Party may commence litigation in the state or federal courts.  Either Party may seek equitable relief in order to protect its confidential information or intellectual property at any time (without first attempting to resolve the dispute as described above).  If any arbitration or other proceeding, or any action at law or in equity is commenced by either Party to enforce or interpret the terms of this Agreement, the prevailing Party in such proceedings or action (after appeal, if any) shall be entitled to recover from the unsuccessful Party its reasonable attorneys’ fees, costs and necessary disbursements, in addition to any other relief to which it may be entitled.

SECTION 14.0  - Governing Law

This Agreement and the rights and obligations of the Parties will be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements entered into and to be performed entirely within California, without regard to conflict of law principles.

SECTION 15.0  - Indemnification

15.1 General Indemnity.

(a) Each Party (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other Party and the directors, officers, shareholders, partners, members, agents, employees and affiliates of such other Party (collectively, the “Indemnified Parties”), from and against all loss, damage, expense, liability and other claims, including court costs and reasonable attorneys’ fees (collectively, “Liabilities”) suffered or incurred by the Indemnified Parties resulting from (i) injury to or death of persons, and damage to or loss of property to the extent caused by the Indemnifying Party, (ii) any violation of any applicable law by the Indemnifying Party, (iii) the intentional or negligent acts or omissions of the Indemnifying Party, its subcontractors, or any person or entity directly employed by either of them, or any person or entity for whose acts any of either of them are liable, (vi) all claims and liens arising out of the Indemnifying Party’s unpaid accounts and (vii) any failure of the Indemnifying Party to pay taxes for which it is responsible; provided, however, that an Indemnifying Party shall have no liability for any Liabilities to the proportionate extent resulting from the Indemnified Party’s performance or non-performance under this Agreement or the negligence or willful misconduct of such Indemnified Party.

(b) The Indemnified Party shall give the Indemnifying Party written notice with respect to any Liability asserted by a third party (a “Claim”), as soon as reasonably practicable after the receipt of information of any possible Claim or of the commencement of such Claim.  The Indemnifying Party shall assume the defense of any Claim, at its sole cost and expense, with counsel designated by the Indemnifying Party.  The Indemnifying Party shall have the right to direct the defense or settlement of any such Claim in a manner which is not prejudicial to the interests of the Indemnified Party, and the Indemnified Party shall not settle any aspect of a Claim without the prior written approval of the Indemnifying Party.  The Indemnifying Party shall have no liability under this Section 15.1 for any Claim for which such notice is not provided, to the extent that the failure to give such notice actually prejudices the Indemnifying Party.  The provision of this Section 15.1(b) shall also apply to the indemnification provisions set forth in Section 15.2.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

15.2 Intellectual Property Indemnification.

(a) With respect to the Enphase Products, excluding any [***] or any combination of a [***] with an Enphase Product which may be developed under this Agreement, and to the knowledge of Enphase’s executives as of the Effective Date, Enphase represents and warrants that, as of the Effective Date, neither the Enphase Products nor their use infringes a third party’s patents, proprietary rights, trade secrets and/or copyrights.

(b) Enphase agrees to indemnify, hold harmless, and defend at its own expense Akeena for any liability suffered or incurred as a result of any third-party patent infringement action brought against Akeena to the extent that it is based on a claim that use of the Enphase Products infringes the patents of such third party, and will reimburse any reasonable costs incurred by Akeena in any such actions which are attributable to the portion of such claim relating to Enphase Products.  Notwithstanding the foregoing, this Section 15.2 shall not apply to, and Enphase shall have no liability to the extent that a claim arises out of, (i) any claim indemnified by the Akeena under Section 15.2(d), (ii) any Akeena product, the Combined Product (other than the Enphase Product integrated therein),or the combination of any Akeena product with any equipment or device that does not integrate an Enphase Product, (iii) any modification of any Enphase Product by Akeena or another Approved Purchaser or an End Use Customer after the Enphase Products are delivered to Akeena or another Approved Purchaser, unless Enphase expressly and specifically approved or directed such modification in writing, or (iv) Akeena’s failure to install or have installed changes, revisions or updates applicable to Enphase Products as instructed in writing by Enphase.  Furthermore, in the event of any such claim, then Enphase may at its option either modify the Enphase Product to make it non-infringing or procure a license to avoid such infringement.  If none of the foregoing options are feasible in the opinion of Enphase, Enphase may immediately terminate any Purchase Orders for the infringing Enphase Product (or if all Enphase Products are infringing, Enphase may immediately terminate all Purchase Orders for the infringing Enphase Products and terminate this Agreement) upon notice in writing to Akeena.

(c) With respect to the Andalay solar panels as configured as of the Effective Date (i.e., excluding any [***] or other [***] thereof which may be developed under this Agreement), and to the knowledge of Akeena’s executives as of the Effective Date, Akeena represents and warrants that Akeena has not received written notice from any third party claiming that use of the Andalay solar panels (as configured as of the Effective Date) would infringe the United States patents of such third party.

(d) Akeena agrees to indemnify, hold harmless, and defend at its own expense Enphase for any liability suffered or incurred as a result of any third-party patent infringement action brought against Enphase to the extent that it is based on a claim that use of the Andalay solar panels or any [***] or other [***] thereof which may be developed under this Agreement infringes the patents of such third party, and will reimburse any reasonable costs incurred by Enphase in any such actions which are attributable to the portion of such claim relating to Andalay solar panels or any [***] or other [***] thereof which may be developed under this Agreement.  Notwithstanding the foregoing, this Section 15.2(d) shall not apply to, and Akeena shall have no liability to the extent that a claim arises out of, any claim indemnified by Enphase under Section 15.2(b).

15.3 The indemnities set forth in this Section 15.0 shall survive the termination or expiration of this Agreement

15.4 Section 15.1(a) does not apply to claims covered by Section 15.2 (which relates only to third-party infringement claims).

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 16.0  – Warranty

16.1 OEM Product Warranty.  Enphase will provide a 15 year repair/replacement warranty to End User Customers only with respect to Enphase Products integrated into Combined Products sufficient to comply with the California state solar rebate requirements, commencing upon the earlier of (a) the date the Combined Product is commissioned at a premises and (b) the date that is six months after the date of sale to Akeena or other Authorized Purchasers of the integrated Enphase Product.  Additionally, Enphase represents and warrants to Akeena for the same period as the warranty described in the preceding sentence (the “Warranty Period”), that: 1) the Enphase Products, as delivered and as used in the manner for which they were designed, will generally conform to the specifications as set forth in the installation manual delivered by Enphase with the Enphase Products, 2) the Enphase Products will be made of good materials and will be manufactured with appropriate skill and workmanship and will free from manufacturing design and other defects; and 3) the Enphase Products will be free and clear of all liens and encumbrances from the point at which delivered to Akeena and that Enphase will convey good and marketable title to such Enphase Products.  This warranty is to be offered separate from but in addition to any warranty Enphase’s OEM might offer. Both warranties will be in effect concurrently.  With respect to the [***] designed and specified by Akeena, Enphase must accept and independently certify such [***], as a pre-condition to any warranty provided by Enphase with respect to such [***].

16.2 Product Warranty Remedy.  Akeena or an End User Customer will promptly notify Enphase in writing of any Enphase Products which it believes do not comply with the warranties contained in Section 16.1.  Upon such notification, Enphase will use its commercially reasonable efforts to provide Akeena or such End User Customer with an RMA number within five (5) business days after the receipt of a request.  Akeena will return to Enphase the Enphase Products that are alleged to be defective or alleged to need repair or replacement in accordance with this Section 16.2.  With respect to an Enphase Product returned for repair or replacement during the Warranty Period, which Enphase Product is confirmed by Enphase (acting reasonably) to be nonconforming, Enphase shall pay all shipping costs and its standard, then-current dealer remove and replacement payment to the installer (Akeena or another Authorized Purchaser) as follows: (a) for installations involving an End User Customer which does not have a then-current Enlighten subscription, [***]for removal and replacement of the first nonconforming micro-inverter, plus [***] for each additional nonconforming micro-inverter which is removed and replaced on the same visit; and (b) for installations involving an End User Customer which has a then-current Enlighten subscription, [***] for removal and replacement of the first nonconforming micro-inverter, plus [***] for each additional nonconforming micro-inverter which is removed and replaced on the same visit.  If any Enphase Product purchased by Akeena or other Authorized Purchaser is not in conformity with the foregoing warranties, Enphase will either credit Akeena or other Authorized Purchaser for the purchase price that Akeena or other Authorized Purchaser paid to Enphase for such Enphase Product or, at Enphase’s sole expense, replace, repair or correct such Enphase Product within ten (10) business days of written notification and confirmation by Enphase of non-conformity.  Enphase will waive any charges to Akeena or other Authorized Purchaser in order to effect the earliest reasonable replacement of such defective Enphase Product to Akeena or other Authorized Purchaser.  If Enphase is unable to repair, replace or correct such Enphase Product, then Enphase shall credit Akeena or other Authorized Purchaser for the purchase price that Akeena or other Authorized Purchaser paid to Enphase for such Enphase Products.  Enphase will provide to Akeena or other Authorized Purchaser detailed information, including location, telephone number, contact person and hours of operation for the Enphase service representative who will be Akeena’s or other Authorized Purchaser’s contact for warranty claims and questions.

If an Enphase micro-inverter malfunction results in lost power from a solar module, Enphase will reimburse the End User Customer for power lost between power outage and replacement of the malfunctioning Enphase micro-inverter unit.  The power lost is calculated based on a neighboring module's energy production during the outage period.  Reimbursement will be based on a rate of [***].  Reimbursement will be provided for a maximum outage duration of [***].  Reimbursement will only apply to registered Enlighten customers with current subscriptions for sites up to [***].

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

16.3 Other Obligations and Warranties.

(a) Regulatory Compliance.  To the knowledge of Enphase’s executives as of the Effective Date, Enphase represents and warrants that its manufacturing facilities comply and its manufacturing processes are conducted in accordance with all applicable international, federal, state and local statutes, laws and regulations.

(b) Import/Export Requirements.  Akeena will comply with all import and export laws and regulations and maintain appropriate import and export documentation with respect to the Enphase Products and Combined Products.  Akeena will not, directly or indirectly, export, re-export or transfer Enphase Products or Combined Products in violation of any applicable U.S. export control laws and regulations or any other applicable export control laws promulgated and administered by the government of any country having jurisdiction over the Parties or the transactions contemplated herein.

(c) Formation, Good Standing and Authority.  Each Party represents and warrants to the other that it is a company duly formed, validly existing and in good standing under the laws of its jurisdiction and that this Agreement has been duly executed and delivered by it, and (assuming due authorization, execution and delivery by the other) constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(d) No Conflict.  Each Party represents and warrants to the other that the execution, delivery and performance by it of this Agreement do not and will not (i) violate or conflict with its Certificate of Incorporation, By-laws or similar governing documents, (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to it, or (iii) result in any breach of, or constitute a default (or event of default that, with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or other encumbrance on, any of its assets or properties pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to its assets or properties to which it is a party or by which any of its assets or properties is bound or affected.

(e) Consents and Approvals.  Each Party represents and warrants to the other that, except for any import and/or export approvals, licenses and/or other permits as set forth herein, the execution, delivery and performance of this Agreement by it do not and will not (i) require any consent, approval, authorization or other action by, or filing with or notification to, any governmental authority, except where the failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent it from performing any of its material obligations under this Agreement, or (ii) require any third-party consents, approvals, authorizations or actions on its part.

(f) Warranty Disclaimer.  THE WARRANTIES CONTAINED IN THIS SECTION ARE IN LIEU OF, AND EACH PARTY EXPRESSLY DISCLAIMS AND THE OTHER PARTY WAIVES ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OF THIRD PARTY RIGHTS UNDER THE UNIFORM COMMERCIAL CODE AND FITNESS FOR A PARTICULAR PURPOSE.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 17.0 - LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING LOST PROFITS (WHETHER ACTUAL OR ANTICIPATED), LOST SAVINGS, LOSS BY REASON OF SHUTDOWN OR NON-OPERATION; INCREASED EXPENSE OF OPERATION, BORROWING OR FINANCING; LOSS OF USE OR  PRODUCTIVITY; AND INCREASED COST OF CAPITAL) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUPPLY, SALE OR DELIVERY OR PURCHASE OF PRODUCT HEREUNDER, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND, REGARDLESS OF WHETHER ANY SUCH CLAIM ARISES OUT OF BREACH OF CONTRACT, GUARANTY OR WARRANTY, TORT, PRODUCT LIABILITY, INDEMNITY, CONTRIBUTION, STRICT LIABILITY OR ANY OTHER LEGAL THEORY.  EACH PARTY HEREBY RELEASES THE OTHER FROM ANY SUCH LIABILITY.  THE FOREGOING LIMITATION OF LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER A PARTY’S REMEDIES HEREUNDER ARE DETERMINED TO HAVE FAILED THEIR ESSENTIAL PURPOSE.  IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT EXCEED [***], EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND, REGARDLESS OF WHETHER ANY SUCH LIABILITY ARISES OUT OF BREACH OF CONTRACT, GUARANTY OR WARRANTY, TORT, PRODUCT LIABILITY, INDEMNITY, CONTRIBUTION, STRICT LIABILITY OR ANY OTHER LEGAL THEORY, EXCEPT WITH RESPECT TO ANY SUCH LIABILITY ARISING UNDER: (I) SECTION [***], FOR WHICH SUCH LIABILITY OF EACH PARTY SHALL BE LIMITED TO [***] OR (II) SECTION [***] (AND INDEMNIFICATION RELATED TO A BREACH OF SECTION [***]), FOR WHICH SUCH LIABILITY OF EACH PARTY SHALL BE LIMITED TO [***].

SECTION 18.0  - Notices

Notices under this Agreement must be in writing and will be deemed given when actually received if delivered by courier with written proof of delivery, or ten (10) days after being sent by first class mail, return receipt requested, to the other Party at the address below:

For notices to Akeena:
To the address set forth on page 1: Attention: General Counsel

For notices to Enphase:
To the address set forth on page 1: Attention:  Jude Radeski

A Party may change its address by giving the other written notice as described above.

SECTION 19.0  – No Assignment

Neither Party shall assign this Agreement, or any right or interest under this agreement, nor delegate any rights or obligations hereunder, without the other Party’s prior written consent, which consent shall not be unreasonably withheld; provided, however, either Party may collaterally assign this Agreement in connection with any financing and may assign this Agreement to an Affiliate or to a successor in connection with the transfer of all or substantially all of the business or assets of such Party, whether by sale, merger, operation of law or otherwise, so long as such Affiliate or successor is not a competitor to the other Party or its Affiliates.  In the event such Affiliate or successor is a competitor to the other Party or its Affiliates, and an assignment to such Affiliate or successor is executed or attempted by the assigning Party, the non-assigning Party shall have the right to terminate this Agreement in accordance with Section 12 above.  Any attempted assignment in contravention of this provision shall be void.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 20.0  – Insurance

Each Party will maintain workers’ compensation and comprehensive general liability insurance (including product liability coverage) for claims for damages because of bodily injury or death and property damage in amounts sufficient to cover its obligations under this Agreement.

SECTION 21.0  - Party Relationship

Nothing contained in this Agreement shall be construed to make either Party the agent for the other for any purpose, and neither Party hereto shall have any right whatsoever to incur any liabilities or obligations on behalf of or binding upon the other Party.  Each Party is an independent contractor and nothing contained herein shall be construed as constituting any relationship between the Parties other than that of purchaser and seller, nor shall it be construed as creating any relationship whatsoever between Akeena and Enphase, including employer/employee, partners or joint venture parties.

SECTION 22.0  – Agreement Interpretation

Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other.  Any rule of construction that ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement, or any amendments hereto.

SECTION 23.0  - Force Majeure

Neither Party shall be responsible for any failure or delay in the performance of this Agreement resulting from causes beyond its reasonable control and which, with the exercise of due diligence or reasonable business practices, could not reasonably have been prevented, avoided or removed by such Party, and does not result from such Party’s negligence or the negligence of its agents, employees or subcontractors, including, but not limited to, unforeseeable events such as acts of God, acts of foreign and/or domestic governmental authorities, war, terrorism, court order, riots, natural disasters, fire, labor strikes, lockouts, and trade associations or any other agency having control over export or import provided that: (i) the Party affected by such event, as soon as reasonably practical after obtaining knowledge of the occurrence of the claimed event, gives the other Party prompt oral notice, followed by a written notice, fully describing the particulars of the occurrence; (ii) the suspension of performance is of no greater scope and of no longer duration than is required by the event; and (iii) the Party affected by such event uses reasonable efforts to mitigate or remedy its inability to perform as soon as reasonably possible.

SECTION 24.0  - Severability

If a court of competent jurisdiction holds that any provision of this Agreement is invalid or unenforceable, the remaining provisions will remain in full force and effect, and the Parties (to the extent practicable) will replace the invalid or unenforceable provision with a valid and enforceable provision that achieves the original intent and economic effect of the Agreement.

SECTION 25.0  - Waiver and Construction

Failure to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.  Section headings are for convenience only and are not to be considered in construing or interpreting this Agreement.  References to “Pages,” “Sections,” and “Attachments” are references to pages and sections of and attachments to this Agreement.  The word “herein” and words of similar meaning refer to this Agreement in its entirety and not to any particular Section or provision.  The word “Party” means a Party to this Agreement and the phrase “third party” means any person, partnership, corporation, or other entity not a Party to this Agreement.  The words “agrees to”, “will” and “shall” are used in a mandatory, not a permissive, sense, and the word “including” is intended to be exemplary, not exhaustive, and will be deemed followed by “without limitation.”

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 26.0  - Entire Agreement

This Agreement, including any Attachments and any other documents referenced herein, all of which are incorporated herein by reference, constitute the entire understanding and agreement of the Parties, whether written or oral, with respect to the subject matter of this Agreement and supersede all prior and contemporaneous agreements or understandings between the Parties with respect such subject matter with the express exception of the Parties’ previously executed nondisclosure agreements.  Any different or additional terms and conditions in a Purchase Order (other than the quantity and ship to location), purchase order acknowledgment, on a web site, or otherwise, will be of no force or effect and will not become part of this Agreement unless accepted in a written amendment signed by both Parties.

SECTION 27.0  - Amendments

This Agreement may not be amended or modified except by a written amendment signed by authorized signatories of both Parties.  To the extent any terms and conditions of the Agreement conflict with the terms and conditions of any invoice, Purchase Order or purchase order acknowledgment, the terms and conditions in the Agreement will control.

SECTION 28.0  – Counterparts

This Agreement may be executed by original or facsimile signature in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

SECTION 29.0  – Survival of Terms

All provisions of this Agreement that are expressly or by implication to come into or continue in force and effect after the expiration or termination of this Agreement shall remain in effect and be enforceable following such expiration or termination.  Except where specifically stated to the contrary herein, all remedies of the Parties are in addition to, and not in lieu of, any other remedies a Party would have in law, equity or otherwise.

SECTION 30.0  – Headings and Titles

The captions and headings of the paragraphs have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Agreement.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

Akeena Solar, Inc.		Enphase Energy

By:		By:

Title:	CEO	Title:

Date:		Date:

Andalay Solar, Inc.

By:

Title:

Date:

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 1
Definitions

Whenever capitalized in this Agreement:

“Affiliate” means, with respect to either Party, any other party that directly or indirectly controls, or is controlled by, or is under common control with such Party.  For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such Party through the ownership of voting securities.

“Authorized Purchaser” means Akeena, any of its wholly-owned subsidiaries, and any of its contract manufacturers, original equipment manufacturers or other third parties contractually bound to Akeena and authorized by Akeena to purchase Enphase Products; provided that, with respect to each “Authorized Purchaser,” all purchased Enphase Products shall be used only for integration into Combined Products which shall be sold only by Akeena.  The name and contact information for each Authorized Purchaser shall be delivered to Enphase in writing.

“Delivery Date” means the date specified in a particular Purchase Order for EXW delivery of Enphase Products, as further described in Attachment 4.

“Enphase Products” means the Enphase Products specifically described in Attachment 2.

“End Use Customer” means an individual or entity that acquires the Combined Product from Akeena or other Authorized Purchaser.

“Combined Products” means the Andalay solar panels with integrated Enphase micro-inverters and other parts, ready for delivery to end users that acquire such “Combined Products.”

“Purchase Order” means written orders for Enphase Products placed by Akeena or other Authorized Purchaser in accordance with this Agreement.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 2
Pricing

The Enphase Products to be supplied by Enphase pursuant to this Agreement are as described below, and the purchase prices for such Enphase Products ordered by Akeena and its Authorized Purchasers will be as set forth below so long as the Enphase Products are not used for any [***] with [***].  Further, both Parties will discuss in good faith, on a quarterly basis, whether or not [***] (for example, on [***] or otherwise).  If the Parties determine that [***], the amount of such [***] will take into account, on a pro rata basis, factors such as (a) the level of [***] increase beyond [***], and (b) whether [***] have decreased.  The pricing for Enphase Products set forth below has been established based upon the following conditions:  Akeena is entitled to [***], and Akeena is obligated to place minimum Purchase Orders of [***] in each of the [***] of this Agreement [***].  For the sake of clarity, this minimum purchase obligation of Akeena will not be reduced or waived if Akeena fails to develop a [***], as described in Section 5.6.

Product	Price	Availability
Micro-inverters
Current version (in beta) of micro-inverter with standard bracket and cables (“Beta”)	[***] per unit at [***] unit order quantity	Now
Andalay optimized version of micro-inverter with [***] and [***] cables (“Version 1”)	[***]per unit at [***] unit order quantity	Expected in late Q1 of 2009 depending on blind mate cable developments
Andalay AC panel optimized with [***] (“Version 2”)	[***]	Expected in Q3 of 2009
Other Components and Services
[***]	[***]	Now
[***]	[***]	Now
[***]	[***]	Now
[***]	[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 3
Forecasts; Purchase Orders

Two Year Forecast

Akeena and other Authorized Purchasers will purchase a minimum of [***] (in aggregate) per calendar year of the Enphase Products (which may be a combination of Versions 1 and 2, as defined in Attachment 2) over a two (2) consecutive calendar year period beginning in January of 2009.  Akeena shall have the option to increase this minimum purchase commitment amount by up to [***] in its sole discretion (for a maximum annual minimum purchase commitment of [***]) based on its [***], the Parties’[***], and any U.L. listing time constraints.

Purchase Orders; Quarterly Forecasts

During the term of this Agreement, Akeena and other Authorized Purchasers shall issue Purchase Orders to Enphase on a [***] basis for the Enphase Products.  All Purchase Orders will be placed under the terms and conditions of this Agreement.  Beginning in Q1 of 2009, Akeena shall deliver a non-binding [***] rolling forecast for Enphase Products.  In each calendar [***], this [***] rolling, non binding forecast will be reviewed and resubmitted to Enphase, to enable Enphase to effectively purchase long lead time components to supply the Enphase Products.

Akeena and other Authorized Purchasers will issue a monthly Purchase Order for Enphase Products at least [***] in advance of the requested Delivery Date.  Purchase Orders will become non-cancellable and non recoverable [***] prior to the Delivery Dates specified in each Purchase Order.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 4
Purchase Orders

In addition to the other terms in this Agreement, the following terms apply to all Purchase Orders:

Basis of Purchase Order

(a)    Each Purchase Order constitutes an offer by Akeena or other Authorized Purchasers to purchase the Enphase Products subject to the terms of this Agreement (“Terms’).  Akeena or other Authorized Purchasers will issue a Purchase Order or place a Purchase Order by other electronic means.  Each such Purchase Order shall include a description of the Enphase Product, Akeena’s Enphase Product number, quantity ordered, and price.  All Purchase Orders are subject to Enphase’s acceptance.  Enphase may allocate Enphase Products sold among its customers, in its sole discretion.  Purchase Orders issued and accepted are non cancellable and non recoverable within 60 days of the Delivery Date.

(b)    These Terms shall apply to any Purchase Order to the exclusion of any other terms on which any quotation has been given to Akeena or other Authorized Purchaser or subject to which a Purchase Order is accepted or purported to be accepted by Enphase.

(c)    The Purchase Order will lapse unless unconditionally accepted by Enphase in writing within seven (7) business days of its date of receipt by Enphase.  Acceptance of the Purchase Order may be made by signing and returning the attached acknowledgement copy hereof, by other express acceptance, or by shipment of the Enphase Products hereunder.  If Enphase uses it own order acknowledgement or other form to accept the Purchase Order, it is understood that said form shall be used for convenience only and any terms or conditions contained therein inconsistent with or in addition to those contained herein shall be of no force or effect whatsoever between the Parties hereto.

(d)    No variation to the Purchase Order or these Terms shall be binding unless agreed in writing between the authorized representatives of Akeena and Enphase.

Fulfillment of Orders

Enphase shall fill Purchase Orders in accordance with the provisions of this Agreement.  The Enphase Products shall be packed by Enphase and shall be EXW Enphase's plant. Enphase shall (upon instruction from Akeena) arrange for, and Akeena shall pay for, shipping of Enphase Products.  Akeena shall arrange for and pay for insurance for Enphase Products while in transit.  Title and risk of loss for Enphase Products shall pass to Akeena upon delivery to shipper at Enphase's plant.

Storage of Inventory

Upon the request and at the sole expense of Akeena, Enphase may agree (but is not obligated to agree) to store on its premises as inventory of Akeena, Enphase Products purchased by Akeena, provided that upon delivery of such goods to storage, [***]shall [***].

Discontinuation

If Enphase intends to discontinue an Enphase Product, Enphase will give Akeena written notice at least 6 months prior to the discontinuation date.  Between six months(6) and three months(3) prior to the discontinuation date, and within the then-current forecasted volume of such discontinued Enphase Product, Akeena and other Authorized Purchasers may place Purchase Orders for the discontinued Enphase Product (to the extent it is available), but the Purchase Orders may not request delivery of the Enphase Product on a Delivery Date later than two (2) months after the discontinuation date, nor may they exceed the forecasted volume for the discontinued Enphase Product.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Cancellations

Akeena and other Authorized Purchasers may cancel a Purchase Order in respect of all or part of the Enphase Products by giving written notice to Enphase at least sixty (60) days prior to the Delivery Date.  Notwithstanding anything to the contrary contained herein, orders for special, custom and other non-standard Enphase Products and product configurations shall be non-cancelable and non-returnable, except as provided in the Warranty section above, in which event Akeena's sole liability shall be to pay to Enphase the Price for the Enphase Products in respect of which Akeena has exercised its right of cancellation, [***]of [***] from cancellation.  Enphase shall be required to provide appropriate documentation of Enphase’s [***] (if any), if requested by Akeena in writing.  Upon Akeena’s written request, Enphase will provide Akeena a report showing [***] from[***], so that Akeena can make an informed decision regarding cancellations.

Delivery and Acceptance

(a)    The Enphase Products shall be delivered to the carrier designated by Akeena on the Delivery Date or within the period stated in the Purchase Order.

(b)    Where the Delivery Date of the Enphase Products is to be specified after the placing of the Purchase Order, Akeena shall give Enphase reasonable advance notice of the specified Delivery Date.

(c)    Packing slips must accompany each case, parcel or container of Enphase Products delivered hereunder, showing Akeena's order number, item number, and a complete description of its contents.

(d)    If the Enphase Products are to be delivered by installments, the Purchase Order will be treated as a single contract and not severable.

(e)    Akeena may reject any Enphase Products delivered which are not in accordance with the Purchase Order, and shall not be deemed to have accepted any Enphase Products until Akeena has had a reasonable time or Five (5) business days to inspect them following delivery or, if later, within a reasonable time after any latent defect in the Enphase Products has become apparent.

(f)    Enphase shall supply Akeena in good time with any instructions or other information required to enable Akeena to accept delivery of the Enphase Products.

Specifications

The quantity, quality and description of the Enphase Products shall be as specified in the Purchase Order and/or in any applicable specification supplied by Akeena to Enphase and agreed in writing by Enphase, and/or as agreed by Enphase and Akeena in the case of custom made products (“Specifications”).

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 5
Payments Terms

Payment Terms

All payments will be invoiced and stated (and payments made) in United States dollars.  Payment by Akeena shall be net thirty (30) days, except in the case of orders shipped EXW from Enphase’s China Manufacturing facility to a destination in the U.S., and then payment by Akeena for that invoice shall be[***].  Akeena will pay the entire amount of each undisputed invoice (or if only a portion of an invoice is disputed, Akeena will pay the undisputed portion thereof) without any offset or deduction.  If Enphase reasonably believes that Akeena’s ability to make payments under this Agreement are likely to be impaired, or if Akeena fails to pay any undisputed invoice or undisputed portion thereof within the time periods recited in this Attachment 5, Enphase may, at its sole discretion, request reasonable financial assurance of Akeena’s ability to perform under this Agreement (including ability to pay invoiced amounts).  If such reasonable financial assurance is not provided, and Akeena does not cure all such delinquent payments within thirty (30) days (“Cure Period”), to Enphase’s satisfaction, then subject to prior written notice to Akeena, Enphase may suspend future deliveries of Enphase Products until all outstanding payments are made by Akeena, and/or Enphase may cancel any unfulfilled Purchase Order, and Akeena shall remain liable for any unpaid fulfilled Purchase Order.  Enphase may, if it continues to accept Purchase Orders from Akeena thereafter, in its sole discretion, require Akeena to pre-pay in cash before shipment of Enphase Products to Akeena, or may require Akeena to provide security in a form acceptable to Enphase.  Payments received from Akeena shall be applied against any payments due to Enphase.  The acceptance of Akeena’s payment shall in no circumstances constitute a waiver of Enphase’s right to pursue the collection of any remaining balance of payments owed by Akeena to Enphase.  Akeena shall pay interest on any invoice not paid when due from the due date to the date of payment of the full invoiced amount, such interest to be equal to the lesser of (a) the rate of one and one half percent per month, and (b) the maximum rate allowed by law.  If Akeena fails to make any payment when due, then in addition to the remedies set forth in this Attachment 5, Enphase reserves the right to pursue any remedies available to it under the law and in equity.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 6

Cancellation Notice

Date

[XX]

Dear Sir/Madam;

Akeena confirms that they are canceling the following Enphase Product Orders:

PO #	Product	Quantity	Price	Cancellation Credit	Extended Price

Total Amount

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.